Exhibit 99.1
March 2010

Company Information 1 Corporate Contact: Matt Quantz - mquantz@petroquest.com This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, the impact of government regulation, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements. Prior to 2010, the Securities and Exchange Commission generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probable and possible reserves in our filings with the SEC. We use the terms "unrisked inventory," "gross unrisked reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of unrisked inventory or gross unrisked reserves do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory or gross unrisked may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves. 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions Strong historical drilling success rate - 92% since 1999 Consummated reserve and leasehold acquisitions in four core areas In 2003 began diversifying asset base into resource plays Lowers reserve replacement risk & increases reserve life Provides a more predictable vehicle for reserve and production growth Balanced portfolio combines longer-life development assets with shorter-life strong cash flow generating assets Woodford Shale, Fayetteville Shale and East Texas acreage highly prospective Gulf Coast assets provide cash flow to fund capital investment Historically conservative operator with a track record of drilling within cash flow 2

A History of Consistent Growth(1) Reserves 26% CAGR Production 32% CAGR Cash Flow 82% CAGR Stock price 20% CAGR 3 (1) Begins in 1999

Resuming Operational Activity (Growth) Capital expenditures budget expected to double in 2010 to approximate cash flow 74% of 2010 direct capex allocated to long-life assets Large operated position allows for control of timing of investments Four Woodford wells completed during 4Q09 Average IP rate of 6.5 MMcf/d 13 gross operated Woodford wells planned for 2010 30 Mmcfe/d hedged for 2010 at average floor of $5.83 4

Our Properties 5 Gulf Coast Region Arkoma Basin Tulsa East Texas Lafayette Houston 77% Reserves (1) We have grown beyond being solely a Gulf Coast Basin company 23% Reserves (1) (1) As of December 31, 2009

1P Reserves (1) Drilling Locations (2) EAST TEXAS BOSSIER (3) ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth 6 Three separate basins - all core to PQ Unrisked Inventory (2) Reserves are as of December 31, 2009 (reserves are net and in Bcfe) Unrisked inventory and locations are as of December 31, 2009 (inventory are net in Bcfe; locations are gross) Assumes 160 acre spacing and 60% of acreage assumed prospective 182 359 1,070 332 43 143 2,129 355 189 1,971 2,200 10 15 4,740 EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS Gulf Coast CONVENTIONAL PLAYS 30 N/A 99 10 16 24 179 91% Long-Life Reserves Estimated 2010 Production

Arkoma Basin 7 Approximately 46,000 net acres in the Woodford Shale Approximately 18,000 net acres in the Fayetteville Shale Current production approximately 35,000 Mcf/day net

Woodford Shale 8 Recent Activity Four Woodford wells completed in 4Q09 with average IP of 6.5 MMcf/d 13 gross operated Woodford wells budgeted for 2010 62% of 2010 capital budget allocated to Woodford Estimated locations: 360+ on 80 acre spacing; 720+ on 40 acre spacing Continued improvement in IP rates and EURs

9 Gross Woodford Production (PQ Operated) First Rig Second Rig Third Rig Drilling Operations Suspended Drilling Operations Resumed

10 Wapanucka Limestone Woodford Shale 3D Seismic Based Drilling 8000' 7000' 6000' 9000' Section Line Section Line Section Line 3D Seismic Profile PQ #27 PQ #9 IP - 12.5 MMcfe IP - 2.9 MMcfe

Woodford Decline Curves 11 11 (1) Source: Simmons & Company

Woodford Horizontal Well Economics Capital ($M) Capital ($M) Capital ($M) Capital ($M) Assumptions: Price* $4,000 $5,000 $6,000 IRR % IP Rate - 5.0 MMcfd $4 14.3% 7.3% 3.0% IRR % EUR - 4.6 Bcf $6 46.7% 31.4% 21.9% IRR % Well Cost - $4.0 to $6.0 MM $8 81.2% 58.4% 43.4% IRR % *Henry Hub $10 115.4% 86.1% 66.4% IRR % 12 $/Mcf IRR $/Mcf

Woodford Shale PQ Delivers Top Max Monthly Rate 13 Source: compiled from public domain production data coupled with internal production data on newer PQ wells. Data reported: March 2008 - December 2009 PQ WOODFORD PROGRAM PQ delivered highest maximum monthly initial production rate of any company 15% improvement over next operator. Max Monthly Gas Rate, Mcfd

Woodford Shale - Upside Leverage Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 46,000 83.5 NFX 165,000 19.6 SM 49,000 18.7 CLR 47,000 6.0 XTO 160,000 4.4 DVN 54,000 1.4 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2009. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2009. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2009. 14 Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX XTO PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Fayetteville Shale 15 Approximately 18,000 net acres Estimated locations: 2,000+ on 80-acre spacing Current production approximately 6,000 Mcf/day net 6% of 2010 capital budget allocated to Fayetteville

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SWN 857,000 49.8 PQ 18,000 32.7 HK 157,000 16.5 CHK 415,000 15.0 XTO 380,000 10.3 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2009. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2009. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2009. 16 SWN HK XTO SWN SWN Pope Cleburne Stone Van Buren PQ HK CHK CHK

East Texas Anchored by SE Carthage field: 23,900 net acres and 4Q09 avg daily production of 10.3 MMcf/d Horizontal Cotton Valley program: three to five wells planned for 2010 Travis Peak program: three to four wells planned for 2010 6% of the 2010 capital budget to East Texas Highly prospective for Haynesville/Bossier; HBP 17

East Texas - Haynesville/Bossier Upside 18 Source: RBC Capital Markets Source: RBC Capital Markets

Near-Term Gulf Coast Drilling Inventory Near-Term Gulf Coast Drilling Inventory 19 Focus near term capital on low cost recompletion opportunities, low risk development projects and select high impact drilling prospects 26% of 2010 capex budget allocated to GOM/GC basin (includes approximately $7mm for P&A work)

2009 Strategy & Results 12/31/08 12/31/09 Capex ($mm) $358 $59 Production (Bcfe) 33.8 34.2 Reserves (Bcfe) 185 179 Revolver Debt ($mm) $130 $29 Debt/Proved Mcfe $1.29 $0.85 20 For 2010 the focus will shift back to operational growth Estimated 2010 Capex: $120 - $140 million 74% of capital budget allocated to long-lived projects Focus for 2009 was building liquidity through reduction of Capex

Arkoma Basin - Strong Growth Metrics 21 Includes Woodford and Fayetteville 52% CAGR

Summary of Diversification Efforts 22 * Using the SEC's previous reporting methodology, proved reserves would have been 202.2 Bcfe (142% growth; year end 2009 prices of $5.79 per mcf and $79.36 per Bbl) 115% Growth 256% Growth

Comparative Valuation Notes: Company stock prices are as of 2/10/2010. Analyst cash flow per share estimates per Bloomberg. The analysts' opinions, estimates or forecasts (and therefore the estimates) are theirs alone, are not those of PetroQuest or its management and may not reflect PetroQuest's actual or anticipated results . PetroQuest undertakes no obligation to review or confirm analysts' expectations. P/2010E CF Multiple(1) 16.6 5.1 3.8 1.9 10.5 5.3 5.7 4.1 5.8 7.5 4.4 5.1 10.8 4.2 8.1 6.6 2.6 P/2011E CF Multiple(1) 9.9 4.1 3.5 1.4 7.9 5.0 4.3 3.0 4.3 5.0 4.4 4.3 8.4 3.6 6.3 5.0 2.2 Brigham Exploration Carrizo Oil & Gas Chesapeake Energy Clayton Williams Continental Resources Devon Energy Encore Acquisition Company GMX Resources Goodrich Petroleum Petrohawk Energy Newfield Exploration Quicksilver Resources Range Resources Sandridge Energy Southwestern Energy Average PetroQuest Energy Callon Petroleum Energy XXI Mariner Energy McMoran Exploration Plains Exploration Stone Energy W&T Offshore Average PetroQuest Energy Resource Peer Group Gulf Coast Peer Group P/2010E CF Multiple(1) 2.1 3.7 2.6 5.7 5.7 1.7 1.4 3.3 2.6 P/2011E CF Multiple(1) NA 3.0 2.3 3.6 4.5 1.4 1.2 2.7 2.2 23

Capital Investment Program - Diversification Reduces Risk 24 $59 million Drilled 82 Wells 2009 2008 $280 million Drilled 150 Wells 2010E $120 - $140 million Drill 80 - 110 Wells

Focused Effort to Fund Drilling with Cash Flow 25 MM$ (2) Discretionary cash flow excludes proceeds from the sale of gathering system $88 million liquidity build (1) See reconciliation between cash flow from operations (CFFO) and discretionary cash flow in Appendix-1 (3) Discretionary cash flow excludes proceeds from equity offering

Hedging Positions Target of hedging 40%-50% of annual production - approximately 40% of the 2010E gas production is hedged (based on mid-point of production guidance) Gas hedging positions (costless collars) 26

Summary and Outlook Capex budget expected to double in 2010 Woodford drilling budget up 200%+ from 2009 Assets in place to provide reserve and production growth Operational and cost improvements in the Woodford Sequential production growth expected during 2010 Balance sheet provides flexibility Repayment of > $100 million of bank debt during 2009 strengthens liquidity position Management aligned with shareholders through substantial equity ownership 27

28 Appendix

Appendix - 1 29 ($ in thousands) 2004 2005 2006 2007 2008 2009 Net income (loss) $16,348 $21,417 $23,986 $40,619 ($96,960) ($90,190) Reconciling items: Deferred tax expense (benefit) 8,511 12,477 14,604 23,664 (55,581) (14,635) Gain on sale of assets 0 0 0 0 (26,812) (485) Depreciation, depletion and amortization 35,435 43,747 85,858 119,969 134,340 84,772 Stock based compensation 0 0 5,651 9,818 9,582 6,328 Ceiling test write down 0 0 0 0 266,156 156,134 Accretion of asset retirement obligation 833 1,253 1,513 923 1,317 1,512 Other 1,732 4,289 1,140 1,187 1,492 913 Discretionary cash flow $62,859 $83,183 $132,752 $196,180 $233,534 $146,801 Changes in working capital accounts 7,451 (9,993) (13,130) 33,607 (45,096) (23,176) Settlement of asset retirement obligations 0 0 (252) (6,058) (19,377) (1,803) Net cash flow provided by operating activities $70,310 $73,190 $119,370 $223,729 $169,061 $121,822 Note: Management believes that discretionary cash flow is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Discretionary cash flow is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since discretionary cash flow is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ 30